LIFECYCLE FUNDS
OF THE TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

SUPPLEMENT NO. 2
dated May 30, 2006 to the Prospectus dated February 1, 2006

Effective May 30, 2006, the original share class of the Lifecycle Funds that is offered through this (February 1, 2006) prospectus has been renamed the Retirement Class.

A11176 (5/06)